--------------------------------------------------------------------------------
GLOBAL SMALL CAP
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                                [GRAPHIC OMITTED]

Alliance Global
Small Cap Fund

Annual Report
July 31, 2000

                              AllianceCapital[LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

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                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
August 24, 2000

Dear Shareholder:

This report provides you with the performance and market activity for Alliance Global Small Cap Fund (the "Fund") for the annual reporting period ended July 31, 2000.

Investment Objectives and Policies

Alliance Global Small Cap Fund is an open-end fund that seeks long-term growth of capital. It invests principally in a diversified global portfolio of equity securities issued by small capitalization companies.

Investment Results

The following table provides performance data for the Fund and its benchmarks, as represented by the Morgan Stanley Capital International ("MSCI") World Index, and its peer group, as measured by the Lipper Global Small Company Funds Aver age, for the six- and 12-month periods ended July 31, 2000.

INVESTMENT RESULTS*
Periods Ended July 31, 2000

                                               ---------------------------------
                                                         Total Returns
                                               ---------------------------------
                                               6 Months                12 Months
--------------------------------------------------------------------------------
Alliance Global
Small Cap Fund
  Class A                                         1.82%                   31.81%
--------------------------------------------------------------------------------
  Class B                                         1.49%                   30.82%
--------------------------------------------------------------------------------
  Class C                                         1.49%                   30.86%
--------------------------------------------------------------------------------
MSCI World
Index                                             0.60%                    9.69%
--------------------------------------------------------------------------------
Lipper Global
Small Company
Funds Average                                    -0.15%                   29.84%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of July 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Total returns for Advisor Class shares will differ due to different expenses associated wuth that class. Past performance is no guarantee of future results.

      The MSCI World Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 22 countries. The Lipper Global Small Company Funds Average reflects the performance of 47 funds for both the six- and 12-month periods.. These funds have generally similar investment objectives to the Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Global Small Cap Fund.

      Additional investment results appear on pages 5 - 8.

U.S. Investments Period Review

Rising interest rates and excessive valuations ultimately took their toll on U.S. small-cap stocks during the six-month period ended July 31, 2000. The U.S. portion of the Fund outperformed the benchmark due to strong stock selection across all four major sectors with particular strength in health care and technology. Although small-cap technology stocks started the peri-


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                                              ALLIANCE GLOBAL SMALL CAP FUND o 1

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

od strong, their performance quickly faded as investors grew concerned about the sustainability of growth rates and questioned the ultimate viability of many Internet companies. Health care was one bright spot during the period, as investors remained enamored by the new developments unfolding in the area of biotechnology. Driven by rising oil and natural gas prices, small-cap energy stocks also performed very well during the period.

International Investments Period Review

Small capitalization securities have proved highly volatile over the period under review as investors have become unnerved by the rise in oil prices, the weakness of the Euro and fears as to a further delay in the Japanese economic recovery. In this environment valuations of smaller capitalization securities have declined relative to their large cap counterparts as investors have been prepared to pay more for liquidity in this uncertain environment. We foresee a better prospective for international small cap over the remainder of the year as we believe that fears over commodity prices and inflation will ease and the U.S. economy will succeed in effecting a "soft landing".

We have maintained the portfolio's emphasis on companies with strong balance sheets and better than average growth prospects in their industry. Our global asset allocation is currently underweighting North America and overweighting Japan and other pacific markets. This has come about primarily on our increased emphasis on drug stocks in Japan, which we feel offer considerable growth and valuation appeal.

We have continued to invest in new opportunities in Europe, particularly in technology where we have enjoyed a stream of interesting IPOs on the new small capitalization markets of the continent. Most notable of these has been the Neuer market in Germany which has continued to rapidly expand the number of opportunities for small-cap investors.

We do not foresee changing our growth strategy in the near future despite the recent volatility in telecommunications, media and technology stocks. We believe that investors will be rewarded for their commitment to this area over the longer term and we continue to be on the look out for new opportunities in these sectors.

Investment Review

The increased emphasis of the Fund's portfolio on a new, growth style - one focused on identifying companies showing higher than average growth rates and improving fundamentals - is largely complete. The growth rate for the portfolio has been significantly increased from 23% to 36%. U.S. sector exposures have been shifted to better reflect the weightings of the Russell 2000 Growth Index. The most dramatic sector changes can be seen in the tech-


--------------------------------------------------------------------------------
2 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

nology and health care components of the portfolio. Importantly, the group has been disciplined in its approach to valuation. At 32x estimated 2000 earnings, the U.S. portion of the portfolio was actually trading at a discount to its valuation prior to the transition.

Although many pure-play Internet companies have come under severe pressure, we continue to identify many attractive residual plays in both technology and commercial services. On the technology side we have identified several companies focused on making the Internet a more stable and secure environment for businesses and consumers. In commercial services, we have invested in companies that have helped deliver the additional bandwidth needed to accommodate the exponential growth in Internet traffic. Elsewhere in technology, we have increased our exposure to more reasonably valued contract manufacturers and semiconductor capital equipment suppliers.

In health care, we stepped up our biotech exposure, identifying numerous well-financed companies with products that are in the later stages of development. Additionally, we have purchased several small-cap pharmaceutical companies that are benefiting from consolidation among the larger drug companies.

Given the backdrop of rising rates and a decelerating economy, we remain relatively defensive in the areas of commercial services, financial services and the industrials. We have been overweighting energy as our favorable outlook for underlying commodity prices continues to unfold.

Outlook

Although there have been isolated examples of the Fed's impact on operating results, U.S. small-cap companies have, for the most part, delivered solid results through the second calendar quarter. Furthermore, most of the management teams we speak with remain optimistic about the remainder of the year. That said, we are closely watching the performance of the companies we have invested in to ensure that they are remained positioned to deliver strong, profitable growth in the quarters ahead.

Small-cap valuations, although still high on an absolute basis, have once again returned to near record levels when looked at relative to their larger-cap peers. We believe that this is at least in part related to the unprecedented volatility we have experienced over the past several months. Historically, during periods of increased volatility, investors have gravitated toward more liquid securities. Although the volatility appears to have settled down some over the past several months, small-cap outperformance may be difficult to attain, should this trend reverse.

In short, we remain optimistic about the opportunities for U.S. small-cap


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                                              ALLIANCE GLOBAL SMALL CAP FUND o 3

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

stocks. Fundamentals are strong, valuations have improved, and the trading environment appears to be showing early signs of becoming more favorable.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Bruce K. Aronow

Bruce K. Aronow
Vice President


/s/ Mark H. Breedon

Mark H. Breedon
Vice President

[PHOTO]

John D. Carifa

[PHOTO]

Bruce K. Aronow

[PHOTO]

Mark H. Breedon

Portfolio Managers, Bruce K. Aronow and Mark H. Breedon, have over 35 years of investment experience.


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4 o ALLIANCE GLOBAL SMALL CAP FUND

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                                                              PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL SMALL CAP FUND
GROWTH OF A $10,000 INVESTMENT
7/31/90 TO 7/31/00

o Alliance Global Small Cap Fund
o MSCI World Index
o Lipper Global Small Company Funds Average

[MOUNTAIN CHART OMITTED]

MSCI World Index: $31,334

Lipper Global Small Company Funds Average: $30,046

Alliance Global Small Cap Fund Class A: $26,240

This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Small Cap Fund Class A shares (from 7/31/90 to 7/31/00) as compared to the performance of an appropriate broad-based index and the Lipper Global Small Company Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The MSCI World Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 22 countries.

The Lipper Global Small Company Funds Average reflects the performance of 6 funds (based on the number of funds in the average from 7/31/90 to 7/31/00). These funds have generally similar investment objectives to Alliance Global Small Cap Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance Global Small Cap Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average and its results are not indicative of any specific investment, including Alliance Global Small Cap Fund.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 5

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL SMALL CAP FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 7/31

o Alliance Global Small Cap Fund
o MSCI World Index

[BAR CHART OMITTED]

           Alliance Global Small Cap Fund - Yearly Periods Ended 7/31
--------------------------------------------------------------------------------
               Alliance Global Small Cap Fund      MSCI World Index
--------------------------------------------------------------------------------
    7/31/91               -5.25%                        -0.70%
    7/31/92               -1.68%                         0.36%
    7/31/93                9.41%                        19.53%
    7/31/94                6.85%                        10.60%
    7/31/95               16.62%                        14.61%
    7/31/96               17.46%                         9.32%
    7/31/97               26.47%                        33.16%
    7/31/98                2.49%                        12.11%
    7/31/99                7.51%                        15.91%
    7/31/00               31.81%                         9.69%

Past performance in no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The MSCI World Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 22 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Global Small Cap Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

PORTFOLIO STATISTICS
Net Assets ($ mil): $206.1
Median Market Capitalization ($ mil): $2,252

PORTFOLIO SUMMARY
July 31, 2000

INCEPTION DATES
Class A Shares
9/29/66
Class B Shares
9/17/90
Class C Shares
5/3/93

[PIE CHART OMITTED]

SECTOR BREAKDOWN

o 34.1% Technology
o 28.4% Consumer Services
o 11.4% Health Care
o  8.0% Finance
o  3.5% Utilities
o  2.8% Capital Goods
o  2.5% Energy
o  1.7% Basic Industry
o  1.0% Consumer Staples
o  0.5% Consumer Manufacturing
o  0.5% Transportation
o  5.6% Short-term Investments

[PIE CHART OMITTED]

REGIONAL BREAKDOWN

o 41.09% The Americas
o 33.96% Europe
o 18.77% Asia/Pacific
o  0.54% Middle East/Africa
o  5.64% Short-term Investments

All data as of July 31, 2000. The Fund's sector and regional breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 7

--------------------------------------------------------------------------------
INVESTMENT RESULTS
--------------------------------------------------------------------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                     Without Sales Charge       With Sales Charge
          1 Year            31.81%                  26.18%
         5 Years            16.62%                  15.62%
        10 Years            10.60%                  10.13%

Class B Shares
--------------------------------------------------------------------------------
                     Without Sales Charge       With Sales Charge
          1 Year            30.82%                  26.82%
         5 Years            15.78%                  15.78%
 Since Inception(a)         11.88%                  11.88%

Class C Shares
--------------------------------------------------------------------------------
                     Without Sales Charge       With Sales Charge
          1 Year            30.86%                  29.86%
         5 Years            15.79%                  15.79%
 Since Inception*           14.30%                  14.30%

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2000)

                         Class A        Class B         Class C
--------------------------------------------------------------------------------
          1 Year          34.56%        35.39%          38.51%
         5 Years          18.38%        18.55%          18.57%
        10 Years          10.00%        12.50%*(a)      15.23%*(a)

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Investing in the stocks of small companies may provide the potential for greater returns, but is generally more volatile and the loss of principal may be greater, than funds investing in stocks of larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 9/17/90 Class B; 5/3/93 Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
8 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                            TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
July 31, 2000

                                                                  Percent of
Company                               Country     U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
Brokat Infosystem AG                  Germany       $3,359,473          1.6%
--------------------------------------------------------------------------------
Sankyo Co., Inc.                        Japan        3,280,211          1.6
--------------------------------------------------------------------------------
ISS A/S                               Denmark        3,230,164          1.6
--------------------------------------------------------------------------------
CMG Plc                        United Kingdom        3,191,721          1.6
--------------------------------------------------------------------------------
SEZ Holding AG                    Switzerland        3,191,152          1.6
--------------------------------------------------------------------------------
NDS Group Plc (ADR)            United Kingdom        3,160,000          1.5
--------------------------------------------------------------------------------
EMAP Plc                       United Kingdom        2,834,154          1.4
--------------------------------------------------------------------------------
Banyu Pharmaceutical Co.,
   Ltd.                                 Japan        2,730,319          1.3
--------------------------------------------------------------------------------
Stepstone ASA                          Norway        2,714,539          1.3
--------------------------------------------------------------------------------
Hoya Corp.                              Japan        2,516,297          1.2
--------------------------------------------------------------------------------
                                                   $30,208,030         14.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended July 31, 2000

                                       -----------------------------------------
                                                         Shares*
                                       -----------------------------------------
                                                                     Holdings
Purchases                             Country           Bought        7/31/00
--------------------------------------------------------------------------------
Canon Sales Co., Inc.                   Japan          150,000      150,000
--------------------------------------------------------------------------------
Cybertron Telekom AG                  Austria           90,000       90,000
--------------------------------------------------------------------------------
EMAP Plc                       United Kingdom          120,000      160,000
--------------------------------------------------------------------------------
Kose Corp.                              Japan           87,000       87,000
--------------------------------------------------------------------------------
Libertel NV                       Netherlands           81,300       81,300
--------------------------------------------------------------------------------
Nippon System Development Co.           Japan           24,500       24,500
--------------------------------------------------------------------------------
Saizeriya Co., Ltd.                     Japan           31,000       31,000
--------------------------------------------------------------------------------
Stepstone ASA                          Norway          650,000      650,000
--------------------------------------------------------------------------------
Tele1 Europe Holding AB                Sweden          136,600      136,600
--------------------------------------------------------------------------------
World Online International NV     Netherlands          162,000      162,000
--------------------------------------------------------------------------------

                                                                     Holdings
Sales                                 Country             Sold        7/31/00
--------------------------------------------------------------------------------
Chelsea GCA Realty, Inc.        United States           55,600           -0-
--------------------------------------------------------------------------------
Fabasoft AG                           Germany            7,000       23,000
--------------------------------------------------------------------------------
Health Management Assoc., Inc.  United States           97,800           -0-
--------------------------------------------------------------------------------
Mikuni Coca-Cola Bottling Co.           Japan           88,000           -0-
--------------------------------------------------------------------------------
Next Plc                       United Kingdom          215,000           -0-
--------------------------------------------------------------------------------
Seat Pagine Gialle SpA                  Italy          502,000           -0-
--------------------------------------------------------------------------------
Software AG                           Germany           27,200           -0-
--------------------------------------------------------------------------------
Station Casinos, Inc.           United States          184,300           -0-
--------------------------------------------------------------------------------
Uni-Charm Corp.                         Japan           30,000           -0-
--------------------------------------------------------------------------------
Yahoo Japan Corp.                       Japan                3           -0-
--------------------------------------------------------------------------------

*     Adjusted for a stock split.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 9

--------------------------------------------------------------------------------
TEN LARGEST COUNTRY HOLDINGS
--------------------------------------------------------------------------------

TEN LARGEST COUNTRY HOLDINGS
July 31, 2000

                                                                Percent of
Country                                           Value         Net Assets
--------------------------------------------------------------------------------
United States                              $ 80,211,011              38.9%
--------------------------------------------------------------------------------
Japan                                        31,041,005              15.1
--------------------------------------------------------------------------------
United Kingdom                               21,431,186              10.4
--------------------------------------------------------------------------------
Germany                                       6,569,098               3.2
--------------------------------------------------------------------------------
France                                        6,168,648               3.0
--------------------------------------------------------------------------------
Spain                                         5,283,654               2.6
--------------------------------------------------------------------------------
Sweden                                        5,109,040               2.5
--------------------------------------------------------------------------------
Switzerland                                   5,016,903               2.4
--------------------------------------------------------------------------------
Austria                                       4,623,917               2.2
--------------------------------------------------------------------------------
Netherlands                                   4,332,308               2.1
--------------------------------------------------------------------------------
                                           $169,786,770              82.4%

SECTOR DIVERSIFICATION
July 31, 2000

                                                                Percent of
Country                                    U.S. $ Value         Net Assets
--------------------------------------------------------------------------------
Basic Industry                              $ 3,448,362               1.7%
--------------------------------------------------------------------------------
Capital Goods                                 5,770,201               2.8
--------------------------------------------------------------------------------
Consumer Manufacturing                        1,107,962               0.5
--------------------------------------------------------------------------------
Consumer Services                            54,734,185              26.6
--------------------------------------------------------------------------------
Consumer Staples                              2,078,133               1.0
--------------------------------------------------------------------------------
Energy                                        5,015,917               2.4
--------------------------------------------------------------------------------
Finance                                      16,407,071               8.0
--------------------------------------------------------------------------------
Healthcare                                   26,513,965              12.9
--------------------------------------------------------------------------------
Technology                                   69,755,451              33.8
--------------------------------------------------------------------------------
Transportation                                1,001,269               0.5
--------------------------------------------------------------------------------
Utilities                                     7,059,892               3.4
--------------------------------------------------------------------------------
Total Investments*                          192,892,408              93.6
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities     13,179,033               6.4
--------------------------------------------------------------------------------
Net Assets                                 $206,071,441             100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


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10 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2000

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Common & Preferred Stocks - 93.6%

United States Investments - 38.9%

Technology - 13.3%
Communication Equipment - 0.9%
Digital Microwave Corp.(a) .................            16,300        $  443,156
New Focus, Inc.(a) .........................             4,700           471,762
Stanford Microdevices, Inc.(a) .............             9,100           383,338
Westell Technologies, Inc.(a)  .............            20,700           498,094
                                                                      ----------
                                                                       1,796,350
                                                                      ----------
Computer Peripherals - 0.4%
Informatica Corp.(a) .......................             9,500           760,000
                                                                      ----------
Computer Services - 0.2%
eLoyalty Corp.(a) ..........................            28,600           424,531
                                                                      ----------
Computer Software - 3.5%
Active Software, Inc.(a) ...................             8,600           490,200
Actuate Corp.(a) ...........................            15,600           768,300
BindView Development Corp.(a)  .............            23,800           210,481
Documentum, Inc.(a) ........................            13,800           646,875
Interwoven, Inc.(a) ........................            13,000           839,313
Macrovision Corp.(a) .......................            12,900           973,950
Micromuse, Inc.(a) .........................             3,900           505,964
NetIQ Corp.(a) .............................            12,200           588,650
Tumbleweed Communications Corp.(a) .........            10,300           463,500
Uproar, Ltd.(a) ............................           150,412           857,229
WatchGuard Technologies, Inc.(a) ...........            16,100           789,906
                                                                      ----------
                                                                       7,134,368
                                                                      ----------
Contract Manufacturing - 0.8%
DDI Corp.(a) ...............................            32,000           704,000
Semtech Corp.(a) ...........................            12,500         1,002,344
                                                                      ----------
                                                                       1,706,344
                                                                      ----------
Internet - 1.0%
Digital Island, Inc.(a) ....................             3,900           111,881
DigitalThink, Inc.(a) ......................             8,200           405,900
Excalibur Technologies Corp.(a) ............            10,700           492,869
NetRatings, Inc.(a) ........................             2,200            44,275
Niku Corp.(a) ..............................            15,400           410,025
Packeteer, Inc.(a) .........................             4,300           165,550
Selectica, Inc.(a) .........................             2,600           134,550
Support.com, Inc.(a) .......................             4,900           167,212
Virage, Inc.(a) ............................             9,800           161,088
                                                                      ----------
                                                                       2,093,350
                                                                      ----------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 11

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Networking Software - 1.0%
Predictive Systems, Inc.(a) ................            13,600       $   299,200
SonicWALL, Inc.(a) .........................            14,300         1,240,525
Stratos Lightwave, Inc.(a) .................            14,600           547,500
                                                                     -----------
                                                                       2,087,225
                                                                     -----------
Semi-Conductor Capital Equipment - 1.8%
ASAT Holdings, Ltd.(ADR)(a) ................            53,900           458,150
Credence Systems Corp.(a) ..................            19,600           837,900
Internet Security Systems, Inc.(a) .........             9,300           687,038
Intersil Holding Corp.Cl.A(a)  .............            14,600           836,762
MKS Instruments, Inc.(a) ...................            13,400           337,513
Varian Semiconductor Equipment
  Associates, Inc.(a) ......................            12,900           626,456
                                                                     -----------
                                                                       3,783,819
                                                                     -----------
Semi-Conductor Components - 2.2%
Axcelis Technologies, Inc.(a)  .............            12,200           225,700
Elantec Semiconductor, Inc.(a) .............            11,900           866,469
Fairchild Semiconductor Corp.Cl.A(a) .......            26,500           937,437
International Rectifier Corp.(a) ...........            13,500           746,719
Marvell Technology Group Ltd.(a) ...........             3,400           155,338
SCG Holdings Corp.(a) ......................            21,100           466,837
Telcom Semiconductor, Inc.(a)  .............            19,200           434,400
Virata Corp.(a) ............................            10,400           665,600
                                                                     -----------
                                                                       4,498,500
                                                                     -----------
Miscellaneous - 1.5%
Aeroflex, Inc.(a) ..........................            13,700           392,162
Amphenol Corp.Cl.A(a) ......................            10,800           566,325
Exar Corp.(a) ..............................            16,400         1,522,125
PRI Automation, Inc.(a) ....................            10,900           497,312
Triton Networks Systems, Inc.(a) ...........             5,700           157,463
                                                                     -----------
                                                                       3,135,387
                                                                     -----------
                                                                      27,419,874
Consumer Services - 9.3%
Apparel - 0.2%
Mens Wearhouse, Inc.(a) ....................            13,600           352,750
                                                                     -----------
Broadcasting & Cable - 1.5%
OpenTV Corp.Cl.A(a) ........................            46,700         2,299,975
Westwood One, Inc.(a) ......................            26,000           723,125
                                                                     -----------
                                                                       3,023,100
                                                                     -----------
Cellular Communications - 0.8%
Pinnacle Holdings, Inc.(a) .................            11,500           646,156
SBA Communications Corp.(a) ................            21,300           961,163
                                                                     -----------
                                                                       1,607,319
                                                                     -----------


--------------------------------------------------------------------------------
12 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Entertainment & Leisure - 0.6%
Ackerley Group, Inc. .......................            25,400       $   323,850
Penton Media, Inc. .........................            25,200           872,550
                                                                     -----------
                                                                       1,196,400
                                                                     -----------
Gaming - 0.1%
Station Casinos, Inc.(a) ...................            13,300           171,238
                                                                     -----------
Retail - General Merchandise - 1.3%
BJ's Wholesale Club, Inc.(a) ...............            31,700           949,019
Fred's, Inc. ...............................            12,100           251,075
Group 1 Automotive, Inc.(a) ................            25,100           299,631
MSC Industrial Direct Co., Inc. Cl.A(a) ....            44,600           811,162
Venator Group, Inc.(a) .....................            31,600           446,350
                                                                     -----------
                                                                       2,757,237
                                                                     -----------
Miscellaneous - 4.8%
Career Education Corp.(a) ..................            12,300           702,637
CDW Computer Centers, Inc.(a)  .............            17,700           852,919
ChoicePoint, Inc.(a) .......................            15,067           655,415
Dycom Industries, Inc.(a) ..................            34,750         1,485,562
Insight Enterprises, Inc.(a) ...............            18,900           874,125
Iron Mountain, Inc.(a) .....................            32,200         1,127,000
Lexent, Inc.(a) ............................             4,000           106,500
MasTec, Inc.(a) ............................            22,750           755,016
Michaels Stores, Inc.(a) ...................            20,300           879,244
PC Connection, Inc.(a) .....................            13,900           628,106
Rent-Way, Inc.(a) ..........................            26,400           818,400
TeleSpectrum Worldwide, Inc.(a) ............            82,000           292,125
West TeleServices Corp.(a) .................            35,700           843,412
                                                                     -----------
                                                                      10,020,461
                                                                     -----------
                                                                      19,128,505
Health Care - 8.7%
Biotechnology - 3.3%
Abgenix, Inc.(a) ...........................             6,600           330,825
Aclara Biosciences, Inc.(a) ................             1,600            67,200
Applied Molecular Evolution(a) .............             2,400            63,300
Aviron(a) ..................................            25,600           736,000
deCode GENETICS, Inc.(a) ...................             6,200           159,263
Enzon, Inc.(a) .............................             3,800           170,050
Exelixis, Inc.(a) ..........................             6,600           256,987
Genencor International, Inc.(a) ............             6,700           140,700
Genomic Solutions, Inc.(a) .................            29,700           475,200
IDEC Pharmaceuticals Corp.(a)  .............             9,600         1,179,000
Illumina, Inc.(a) ..........................             2,400            84,000
Intermune Pharmaceuticals, Inc.(a) .........             9,700           400,125
Invitrogen Corp.(a) ........................             3,800           238,450
Orchid Biosciences, Inc.(a) ................             9,100           334,425
PRAECIS Pharmaceuticals, Inc.(a) ...........            10,800           303,075
Tanox, Inc.(a) .............................            11,500           552,000
Transgenomic, Inc.(a) ......................             1,500            28,500


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 13

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Trimeris, Inc.(a) ............................            9,600      $   548,400
United Therapeutics Corp.(a) .................            6,900          676,200
Variagenics, Inc.(a) .........................            3,300           66,825
                                                                     -----------
                                                                       6,810,525
                                                                     -----------
Drugs - 1.4%
Alpharma, Inc. Cl.A ..........................           18,600        1,218,300
Jones Pharma, Inc. ...........................           17,400          568,762
King Pharmaceuticals, Inc.(a)  ...............           25,550          769,694
Matrix Pharmaceuticals, Inc.(a) ..............           34,500          422,625
                                                                     -----------
                                                                       2,979,381
                                                                     -----------
Medical Products - 0.4%
ArthroCare Corp.(a) ..........................            1,500           54,469
Cytyc Corp.(a) ...............................            3,500          168,000
INAMED Corp.(a) ..............................           17,500          575,312
Rita Medical Systems, Inc.(a)  ...............            4,800           59,700
                                                                     -----------
                                                                         857,481
                                                                     -----------
Medical Services - 3.1%
AmeriSource Health Corp. Cl.A(a) .............           22,300          779,106
Bindley Western Industries, Inc. .............           29,700          781,481
Caremark Rx, Inc.(a) .........................           68,500          577,969
Laboratory Corp. of America Holding ..........            8,100          795,825
Lifepoint Hospitals, Inc.(a) .................           53,600        1,433,800
Orthodontic Centers of America, Inc.(a) ......           28,900          747,788
Priority Healthcare Corp.Cl. B(a) ............            8,600          461,175
Quest Diagnostics, Inc.(a) ...................            4,700          474,406
ResMed, Inc.(a) ..............................           15,200          421,800
                                                                     -----------
                                                                       6,473,350
                                                                     -----------
Miscellaneous - 0.5%
Argonaut Technologies, Inc.(a) ...............            3,200           63,150
Discovery Partners International, Inc.(a) ....           10,000          180,000
Tektronix, Inc. ..............................           11,200          688,800
                                                                     -----------
                                                                         931,950
                                                                     -----------
                                                                      18,052,687
Energy - 2.0%
Domestic Producers - 0.6%
Barrett Resources Corp.(a) ...................           17,400          483,937
Murphy Oil Corp. .............................           10,600          638,650
                                                                     -----------
                                                                       1,122,587
                                                                     -----------
Oil Service - 0.3%
Santa Fe International Corp. .................           16,300          572,538
                                                                     -----------
Pipelines - 0.8%
Kinder Morgan, Inc. ..........................           19,900          676,600
Maverick Tube Corp.(a) .......................           21,800          497,312
Patterson Energy, Inc.(a) ....................           22,500          561,094
                                                                     -----------
                                                                       1,735,006
                                                                     -----------


--------------------------------------------------------------------------------
14 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Miscellaneous - 0.3%
Newfield Exploration Co.(a) ................            20,700        $  705,094
                                                                      ----------
                                                                       4,135,225
                                                                      ----------
Capital Goods - 1.8%
Electrical Equipment - 0.6%
American Superconductor Corp.(a) ...........            10,300           381,100
C&D Technologies, Inc. .....................            21,700           878,850
                                                                      ----------
                                                                       1,259,950
                                                                      ----------
Pollution Control - 0.4%
Tetra Tech, Inc.(a) ........................            31,800           796,987
                                                                      ----------
Miscellaneous - 0.8%
Carlisle Cos., Inc. ........................            14,100           638,025
L-3 Communications Holdings, Inc.(a) .......            16,000           942,000
                                                                      ----------
                                                                       1,580,025
                                                                      ----------
                                                                       3,636,962
                                                                      ----------
Finance - 1.2%
Banking - Regional - 0.3%
Silicon Valley Bancshares(a) ...............            12,800           560,800
                                                                      ----------
Brokerage & Money Management - 0.0%
Legg Mason, Inc. ...........................             1,800            93,600
                                                                      ----------
Insurance - 0.4%
Reinsurance Group of America, Inc. .........            27,800           884,388
                                                                      ----------
Miscellaneous - 0.5%
CompuCredit Corp.(a) .......................            32,000           944,000
                                                                      ----------
                                                                       2,482,788
                                                                      ----------
Utilities - 1.0%
Telephone Utility - 0.1%
MGC Communications, Inc.(a) ................             6,700           301,500
                                                                      ----------
Miscellaneous - 0.9%
Digital Lightwave, Inc.(a) .................             3,700           323,519
Dobson Communications Corp.Cl.A(a) .........            10,800           236,250
Evoke Communications, Inc.(a)  .............            13,000           104,000
Net2000 Communication, Inc.(a) .............            49,300           468,350
Rural Cellular Corp.Cl.A(a) ................             9,200           721,050
                                                                      ----------
                                                                       1,853,169
                                                                      ----------
                                                                       2,154,669
                                                                      ----------
Basic Industry - 0.9%
Chemicals - 0.5%
OM Group, Inc. .............................            21,400         1,015,163
                                                                      ----------
Containers - 0.3%
Packaging Corp of America(a) ...............            51,600           586,950
                                                                      ----------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 15

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Paper & Forest Products - 0.1%
Pactiv Corp.(a) ..............................           25,400      $   234,950
                                                                     -----------
                                                                       1,837,063
                                                                     -----------
Transportation - 0.5%
Shipping - 0.5%
Expeditors International of Washington, Inc. .           18,200          914,550
                                                                     -----------
Trucking - 0.0%
American Freightways Corp.(a) ................            5,000           86,719
                                                                     -----------
                                                                       1,001,269
                                                                     -----------
Consumer Manufacturing - 0.2%
Auto & Related - 0.2%
Tower Automotive, Inc.(a) ....................           29,700          361,969
                                                                     -----------
Total United States Investments
  (cost $75,338,989) .........................                        80,211,011
                                                                     -----------
Foreign Investments - 54.7%
Australia - 0.7%
Publishing & Broadcasting, Ltd. ..............           75,000          571,285
Woodside Petroleum, Ltd. .....................          120,000          880,692
                                                                     -----------
                                                                       1,451,977
                                                                     -----------
Austria - 2.2%
Austria Technologie & Systemtechnik AG .......           20,000        1,649,526
Cybertron Telekom AG(a) ......................           90,000        2,143,457
Yline Internet Business Services AG(a) .......            8,380          830,934
                                                                     -----------
                                                                       4,623,917
                                                                     -----------
Brazil - 0.7%
Brasil Telecom Participacoes SA (ADR) pfd. ...           13,000          936,000
Telesp Celular Participacoes, SA (ADR) pfd. ..           15,000          565,313
                                                                     -----------
                                                                       1,501,313
                                                                     -----------
Canada - 1.1%
Cinar Corp. Cl.B(a)(b) .......................           11,700           81,900
FirstService Corp.(a) ........................           17,600          202,400
GT Group Telecom, Inc. Cl.B(a) ...............           24,800          404,550
Imax Corp.(a) ................................           20,500          512,500
Pivotal Corp.(a) .............................           21,500          696,063
SMTC Corp.(a) ................................           22,100          399,181
                                                                     -----------
                                                                       2,296,594
                                                                     -----------
Denmark - 1.6%
ISS A/S(a) ...................................           45,600        3,230,164
                                                                     -----------
Finland - 0.5%
Technomen Oyj(a) .............................          150,000        1,028,637
                                                                     -----------


--------------------------------------------------------------------------------
16 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

France - 3.0%
Atos, SA(a) ................................            25,200       $ 2,498,754
Business Objects, SA (ADR)(a)  .............             8,900           841,050
Credit Lyonnais ............................            11,000           475,536
Rhodia, SA .................................           107,000         1,611,299
Unibail, SA ................................             5,100           742,009
                                                                     -----------
                                                                       6,168,648
                                                                     -----------
Germany - 3.2%
Brokat Infosystem AG(a) ....................            34,200         3,359,473
Fabasoft AG(a) .............................            23,000         1,534,615
Primacom AG(ADR)(a) ........................            37,500         1,675,010
                                                                     -----------
                                                                       6,569,098
                                                                     -----------
Hong Kong - 0.8%
Television Broadcasting, Ltd. ..............           293,000         1,585,530
                                                                     -----------
India - 0.1%
Mahanagar Telephone Nigam, Ltd. (GDR)(a) ...            27,200           235,960
                                                                     -----------
Ireland - 1.2%
Bank of Ireland ............................           269,827         1,657,823
Riverdeep Group Plc (ADR)(a) ...............            45,000           843,750
                                                                     -----------
                                                                       2,501,573
                                                                     -----------
Israel - 0.3%
BackWeb Technologies, Ltd.(a)  .............            29,900           575,575
                                                                     -----------
Italy - 0.4%
Ferretti SpA(a) ............................           250,000           745,993
                                                                     -----------
Japan - 15.1%
Bank of Fukuoka, Ltd. ......................           368,000         2,113,689
Banyu Pharmaceutical Co., Ltd. .............           121,000         2,730,319
Canon Sales Co., Inc. ......................           150,000         2,508,091
Crayfish Co., Ltd.(a) ......................                 8           226,102
Daito Trust Construction Co., Ltd. .........            93,400         1,600,024
Daiwa Securities Co., Ltd. .................           124,000         1,349,829
Hoya Corp. .................................            30,000         2,516,297
Kose Corp.(a) ..............................            87,000         2,078,133
Nippon Broadcasting System .................            52,000         2,180,791
Nippon System Development Co., Ltd. ........            24,500         1,920,955
Onward Kashiyama Co., Ltd. .................           169,000         1,895,154
Ryohin Keikaku Co., Ltd. ...................             4,700           566,048
Saizeriya Co., Ltd. ........................            31,000         2,275,152
Sankyo Co., Ltd. ...........................            89,500         3,280,211
Santen Pharmaceutical Co. ..................            87,420         1,912,823
Toyo Trust & Banking Co., Ltd. .............           651,000         1,887,387
                                                                     -----------
                                                                      31,041,005
                                                                     -----------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 17

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Luxembourg - 0.3%
Millicom International Cellular, SA(a) .........         15,100      $  666,288
                                                                     ----------
Netherlands - 2.1%
Libertel NV(a) .................................         81,300       1,277,025
United Pan-Europe Communications NV(a) .........         54,500       1,388,891
World Online International NV(a) ...............        162,000       1,666,392
                                                                     ----------
                                                                      4,332,308
                                                                     ----------
Norway - 1.3%
Stepstone ASA(a) ...............................        650,000       2,714,539
                                                                     ----------
Singapore - 0.7%
DBS Group Holdings, Ltd. .......................         51,366         619,242
Singapore Press Holdings, Ltd. .................         48,000         816,774
                                                                     ----------
                                                                      1,436,016
                                                                     ----------
South Africa - 0.2%
M-Cell, Ltd. ...................................        115,400         518,968
                                                                     ----------
South Korea - 0.7%
SK Telecom Co., Ltd. (ADR) .....................         44,500       1,357,250
                                                                     ----------
Spain - 2.6%
Amadeus Global Travel Distribution, SA .........        130,000       1,442,038
Indra Sistemas, SA .............................         61,000       1,310,335
Sogecable, SA(a) ...............................         58,000       2,063,946
Terra Networks, SA(a) ..........................         12,300         467,335
                                                                     ----------
                                                                      5,283,654
                                                                     ----------
Sweden - 2.5%
Framtidsfabriken AB(a) .........................        122,000       1,170,774
Securitas AB Series B ..........................        101,000       2,202,835
Tele1 Europe Holding AB(a) .....................        136,600       1,735,431
                                                                     ----------
                                                                      5,109,040
                                                                     ----------
Switzerland - 2.4%
EMTS Technologie AG(a) .........................         28,600       1,825,751
SEZ Holding AG .................................          3,800       3,191,152
                                                                     ----------
                                                                      5,016,903
                                                                     ----------
Taiwan - 0.4%
Hon Hai Precision Industry, Co., Ltd. (GDR)(c) .         50,050         869,619
                                                                     ----------
Thailand - 0.2%
Advanced Info Service Public Co., Ltd.(a) ......         35,000         389,642
CMIC Finance & Security Public Co.(a)(b) .......        110,000              -0-
                                                                     ----------
                                                                        389,642
                                                                     ----------
United Kingdom - 10.4%
Aegis Group Plc ................................        380,000       1,036,433
British Airways Plc ............................        314,767       1,775,989
CMG Plc ........................................        185,200       3,191,721
EMAP Plc .......................................        160,000       2,834,154


--------------------------------------------------------------------------------
18 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)             Value
--------------------------------------------------------------------------------

Filtronic Plc ..............................            41,900      $    543,145
Freeserve Plc(a) ...........................           475,894         2,203,712
Future Network Plc(a) ......................           100,000         1,351,738
Gemini Genomics Plc (ADR)(a) ...............             2,600            45,175
Land Securities Plc ........................           110,000         1,275,909
Misys Plc ..................................           136,000         1,263,620
NDS Group Plc (ADR)(a) .....................            39,500         3,160,000
Shire Pharmaceuticals Group Plc (ADR)(a) ...             9,000           492,750
Telework Group Plc(a) ......................           200,000           434,594
Thus Plc(a) ................................           197,000           451,693
WPP Group Plc ..............................           101,000         1,370,553
                                                                    ------------
                                                                      21,431,186
                                                                    ------------
Total Foreign Investments
  (cost $100,390,014) ......................                         112,681,397
                                                                    ------------
Total Common & Preferred Stocks
  (cost $175,729,003) ......................                         192,892,408
                                                                    ------------
Short-Term Investment - 5.6%
Time Deposit - 5.6%
State Street Euro Dollar
  6.00%, 8/01/00
  (amortized cost $11,539,000) .............      $     11,539        11,539,000
                                                                    ------------
Total Investments - 99.2%
  (cost $187,268,003) ......................                         204,431,408
Other assets less liabilities - 0.8% .......                           1,640,033
                                                                    ------------
Net Assets - 100% ..........................                        $206,071,441
                                                                    ============

(a)   Non-income producing security.
(b)   Illiquid security, valued at fair market value (see Note A).
(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, these securities amounted to $869,619, representing 0.4% of net assets.
      Glossary of Terms:
      ADR - American Depositary Receipt
      GDR - Global Depositary Receipt
      See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 19

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2000

Assets
Investments in securities, at value (cost $187,268,003) ...       $ 204,431,408
Cash ......................................................                 879
Foreign cash, at value (cost $859,383) ....................             859,382
Receivable for capital stock sold .........................           3,745,017
Receivable for investment securities sold and foreign
  currency contracts ......................................           1,009,937
Dividends and interest receivable .........................             147,439
Foreign tax receivable ....................................              35,982
                                                                  -------------
Total assets ..............................................         210,230,044
                                                                  -------------
Liabilities
Payable for investment securities purchased and
  foreign currency contracts ..............................           2,548,827
Unclaimed dividends .......................................             634,063
Payable for capital stock redeemed ........................             395,116
Management fee payable ....................................             181,502
Distribution fee payable ..................................             107,316
Accrued expenses and other liabilities ....................             291,779
                                                                  -------------
Total liabilities .........................................           4,158,603
                                                                  -------------
Net Assets ................................................       $ 206,071,441
                                                                  =============
Composition of Net Assets
Capital stock, at par .....................................       $     142,511
Additional paid-in capital ................................         166,703,685
Accumulated net investment loss ...........................            (757,734)
Accumulated net realized gain on investments and
  foreign currency transactions ...........................          22,823,138
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities .....          17,159,841
                                                                  -------------
                                                                  $ 206,071,441
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($120,687,294 / 7,975,273 shares of capital stock
  issued and outstanding) .................................              $15.13
Sales charge--4.25% of public offering price ..............                 .67
                                                                         ------
Maximum offering price ....................................              $15.80
                                                                         ======
Class B Shares
Net asset value and offering price per share
  ($65,097,279 / 4,791,591 shares of capital stock
  issued and outstanding) .................................              $13.59
                                                                         ======
Class C Shares
Net asset value and offering price per share
  ($19,580,080 / 1,438,014 shares of capital stock
  issued and outstanding) .................................              $13.62
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($706,788 / 46,250 shares of capital stock
  issued and outstanding) .................................              $15.28
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2000

Investment Income
Dividends (net of foreign taxes
  withheld of $123,523) ..................      $  1,034,739
Interest .................................           513,761       $  1,548,500
                                                ------------
Expenses
Advisory fee .............................         1,659,431
Distribution fee - Class A ...............           312,846
Distribution fee - Class B ...............           480,010
Distribution fee - Class C ...............           131,628
Transfer agency ..........................           507,324
Custodian ................................           294,843
Administrative ...........................           131,000
Registration .............................            87,751
Printing .................................            81,035
Audit fees ...............................            53,530
Legal fees ...............................            37,724
Directors' fees ..........................            26,000
Miscellaneous ............................             6,496
                                                ------------
Total expenses ...........................         3,809,618
Less: expense offset arrangement
  (see Note B) ...........................           (28,666)
                                                ------------
Net expenses .............................                            3,780,952
                                                                   ------------
Net investment loss ......................                           (2,232,452)
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain on investment
  transactions ...........................                           27,903,799
Net realized loss on foreign currency
  transactions ...........................                             (938,899)
Net change in unrealized
  appreciation/depreciation of:
  Investments ............................                            5,069,573
  Foreign currency denominated assets
   and liabilities .......................                               (5,911)
                                                                   ------------
Net gain on investments and foreign
  currency transactions ..................                           32,028,562
                                                                   ------------
Net Increase in Net Assets
  from Operations ........................                         $ 29,796,110
                                                                   ============

See notes to financial statements


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 21

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Year Ended          Year Ended
                                                July 31,            July 31,
                                                  2000                1999
                                              -------------       -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................    $  (2,232,452)      $  (1,182,124)
Net realized gain on investments and
  foreign currency transactions ..........       26,964,900           1,819,665
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities .....        5,063,662           5,106,195
                                              -------------       -------------
Net increase in net assets from operations       29,796,110           5,743,736
Distributions to Shareholders from:
  Net realized gain on investments
  Class A ................................       (1,378,774)         (7,496,012)
  Class B ................................         (559,968)         (3,620,259)
  Class C ................................         (131,883)           (837,402)
  Advisor Class ..........................           (3,350)            (18,180)
Capital Stock Transactions
Net increase (decrease) ..................       63,734,257         (10,689,478)
                                              -------------       -------------
Total increase (decrease) ................       91,456,392         (16,917,595)
Net Assets
Beginning of period ......................      114,615,049         131,532,644
                                              -------------       -------------
End of period ............................    $ 206,071,441       $ 114,615,049
                                              =============       =============

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2000

NOTE A

Significant Accounting Policies

Alliance Global Small Cap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 23

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on


--------------------------------------------------------------------------------
24 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and net operating losses, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B

Management Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Manager") a management fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $131,000 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended July 31, 2000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Manager, in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $366,106 for the year ended July 31, 2000.

For the year ended July 31, 2000, the Fund's expenses were reduced by $28,666 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $26,638 from the sales of Class A shares and $55,509 and $3,782 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended July 31, 2000.

Brokerage commissions paid on investment transactions for the year ended July 31, 2000, amounted to $722,202, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Manager, and of which $1,075 was paid to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 25

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,590,153 and $960,322 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term in vestments and U.S. government securities) aggregated $255,304,052 and $208,381,171, respectively, for the year ended July 31, 2000. There were no purchases or sales of U.S. government and government agency obligations for the year ended July 31, 2000.

At July 31, 2000, the cost of investments was $188,389,241. Accordingly, gross unrealized appreciation of investments was $33,063,086 and gross unrealized depreciation of investments was $16,161,545, resulting in net unrealized appreciation of $16,901,541, excluding foreign currency transactions.

Currency losses incurred after October 31 (post-October losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net currency losses of $757,734 during the fiscal year 2000. To the extent that the carryover losses are used to offset future currency gains, it is probable that the gain to offset will not be distributed to shareholders.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unan-


--------------------------------------------------------------------------------
26 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ticipated movements in the value of a foreign currency relative to the U.S. dollar.

There were no forward exchange currency contracts outstanding at July 31, 2000.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                     --------------------------    -----------------------------
                               Shares                         Amount
                     --------------------------    -----------------------------
                     Year Ended      Year Ended      Year Ended      Year Ended
                       July 31,        July 31,        July 31,        July 31,
                           2000            1999            2000            1999
                     -----------------------------------------------------------
Class A
Shares sold           4,707,931         623,396    $ 69,245,773    $  6,806,663
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          90,314         629,890       1,143,434       6,097,336
--------------------------------------------------------------------------------
Shares converted
  from Class B           99,018          73,883       1,437,368         780,932
--------------------------------------------------------------------------------
Shares redeemed      (3,537,477)     (1,536,869)    (50,604,797)    (16,383,463)
--------------------------------------------------------------------------------
Net increase
  (decrease)          1,359,786        (209,700)   $ 21,221,778    $ (2,698,532)
================================================================================

Class B
Shares sold           2,907,356         657,798    $ 43,066,147    $  6,355,692
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          46,649         370,560         533,216       3,268,436
--------------------------------------------------------------------------------
Shares converted
  to Class A           (109,806)        (77,917)     (1,437,368)       (780,932)
--------------------------------------------------------------------------------
Shares redeemed        (910,332)     (1,559,407)    (12,326,311)    (14,943,035)
--------------------------------------------------------------------------------
Net increase
  (decrease)          1,933,867        (608,966)   $ 29,835,684    $ (6,099,839)
================================================================================

Class C
Shares sold           1,102,402         265,399    $ 16,596,295    $  2,571,782
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          10,944          87,168         125,410         770,565
--------------------------------------------------------------------------------
Shares redeemed        (341,683)       (530,032)     (4,534,218)     (5,072,717)
--------------------------------------------------------------------------------
Net increase
  (decrease)            771,663        (177,465)   $ 12,187,487    $ (1,730,370)
================================================================================


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 27

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     --------------------------    -----------------------------
                               Shares                         Amount
                     --------------------------    -----------------------------
                     Year Ended      Year Ended      Year Ended      Year Ended
                       July 31,        July 31,        July 31,        July 31,
                           2000            1999            2000            1999
                     -----------------------------------------------------------
Advisor Class
Shares sold              43,166           4,127       $ 698,733       $  44,310
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions             237           1,319           3,028          12,857
--------------------------------------------------------------------------------
Shares redeemed         (13,211)        (21,501)       (212,453)       (217,904)
--------------------------------------------------------------------------------
Net increase
  (decrease)             30,192         (16,055)      $ 489,308       $(160,737)
================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2000.

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.


--------------------------------------------------------------------------------
28 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                    -----------------------------------------------------------------------------------------
                                                                            Class A
                                    -----------------------------------------------------------------------------------------
                                                                      Year Ended July 31,
                                    -----------------------------------------------------------------------------------------
                                          2000               1999               1998               1997               1996
                                    -----------------------------------------------------------------------------------------
Net asset value, beginning
  of period ....................        $11.66             $12.14             $12.87             $11.61             $10.38
                                    -----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .........          (.16)              (.08)              (.11)              (.15)              (.14)
Net realized and unrealized
  gain on investments and
  foreign currency
  transactions .................          3.83                .76                .37               2.97               1.90
                                    -----------------------------------------------------------------------------------------
Net increase in net asset
  value from operations ........          3.67                .68                .26               2.82               1.76
Less: Distributions
Distributions from net realized
  gains ........................          (.20)             (1.16)              (.99)             (1.56)              (.53)
                                    -----------------------------------------------------------------------------------------
Net asset value, end of
  period .......................        $15.13             $11.66             $12.14             $12.87             $11.61
                                    =========================================================================================
Total Return
Total investment return based
  on net asset value(b) ........         31.81%              7.51%              2.49%             26.47%             17.46%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............      $120,687            $77,164            $82,843            $85,217            $68,623
Ratios to average net assets of:
  Expenses .....................          2.02%(c)           2.37%(c)           2.16%(c)           2.41%(c)           2.51%
  Net investment loss ..........         (1.07)%             (.79)%             (.88)%            (1.25)%            (1.22)%
Portfolio turnover rate ........           133%               120%               113%               129%               139%

See footnote summary on page 33


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 29

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                   -------------------------------------------------------------------------------------
                                                                         Class B
                                   -------------------------------------------------------------------------------------
                                                                   Year Ended July 31,
                                   -------------------------------------------------------------------------------------
                                         2000              1999              1998              1997              1996
                                   -------------------------------------------------------------------------------------
Net asset value, beginning
  of period ....................       $10.57            $11.20            $12.03            $11.03             $9.95
                                   -------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .........         (.24)             (.15)             (.18)             (.21)             (.20)
Net realized and unrealized
  gain on investments and
  foreign currency
  transactions .................         3.46               .68               .34              2.77              1.81
                                   -------------------------------------------------------------------------------------
Net increase in net asset
  value from operations ........         3.22               .53               .16              2.56              1.61
Less: Distributions
Distributions from net realized
  gains ........................         (.20)            (1.16)             (.99)            (1.56)             (.53)
                                   -------------------------------------------------------------------------------------
Net asset value, end of
  period .......................       $13.59            $10.57            $11.20            $12.03            $11.03
                                   =====================================================================================
Total Return
Total investment return based
  on net asset value(b) ........        30.82%             6.74%             1.80%            25.42%            16.69%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............      $65,097           $30,205           $38,827           $31,946           $14,247
Ratios to average net assets of:
  Expenses .....................         2.76%(c)          3.14%(c)          2.88%(c)          3.11%(c)          3.21%
  Net investment loss ..........        (1.82)%           (1.59)%           (1.58)%           (1.92)%           (1.88)%
Portfolio turnover rate ........          133%              120%              113%              129%              139%

See footnote summary on page 33.


--------------------------------------------------------------------------------
30 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                   -------------------------------------------------------------------------------------
                                                                          Class C
                                   -------------------------------------------------------------------------------------
                                                                     Year Ended July 31,
                                   -------------------------------------------------------------------------------------
                                         2000              1999              1998              1997              1996
                                   -------------------------------------------------------------------------------------
Net asset value, beginning
  of period ....................       $10.59            $11.22            $12.05            $11.05             $9.96
                                   -------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .........         (.24)             (.16)             (.19)             (.22)             (.20)
Net realized and unrealized
  gain on investments and
  foreign currency
  transactions .................         3.47               .69               .35              2.78              1.82
                                   -------------------------------------------------------------------------------------
Net increase in net asset
  value from operations ........         3.23               .53               .16              2.56              1.62
Less: Distributions
Distributions from net realized
  gains ........................         (.20)            (1.16)             (.99)            (1.56)             (.53)
                                   -------------------------------------------------------------------------------------
Net asset value, end of
  period .......................       $13.62            $10.59            $11.22            $12.05            $11.05
                                   =====================================================================================
Total Return
Total investment return based
  on net asset value(b) ........        30.86%             6.72%             1.79%            25.37%            16.77%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............      $19,580            $7,058            $9,471            $8,718            $4,119
Ratios to average net assets of:
  Expenses .....................         2.75%(c)          3.15%(c)          2.88%(c)          3.10%(c)          3.19%
  Net investment loss ..........        (1.80)%           (1.61)%           (1.59)%           (1.93)%           (1.85)%
Portfolio turnover rate ........          133%              120%              113%              129%              139%

See footnote summary on page 33


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 31

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  ------------------------------------------------
                                                   Advisor Class
                                  ------------------------------------------------
                                                                     October 2,
                                                                       1996(d)
                                         Year Ended July 31,                to
                                  --------------------------------    July 31,
                                      2000        1999        1998        1997
                                  ------------------------------------------------
Net asset value, beginning
  of period ....................    $11.74      $12.20      $12.89      $12.56
                                  ------------------------------------------------
Income From Investment
  Operations
Net investment loss(a)  ........      (.12)       (.07)       (.07)       (.08)
Net realized and unrealized
  gain on investments and
  foreign currency
  transactions .................      3.86         .77         .37        1.97
                                  ------------------------------------------------
Net increase in net asset
  value from operations ........      3.74         .70         .30        1.89
Less: Distributions
Distributions from net realized
  gains ........................      (.20)      (1.16)       (.99)      (1.56)
                                  ------------------------------------------------
Net asset value, end of
  period .......................    $15.28      $11.74      $12.20      $12.89
                                  ================================================
Total Return
Total investment return based
  on net asset value(b) ........     32.19%       7.63%       2.82%      17.08%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............      $707        $189        $392        $333
Ratios to average net assets of:
  Expenses(c) ..................      1.69%       2.13%       1.87%       2.05%(e)
  Net investment loss ..........      (.76)%      (.63)%      (.57)%      (.84)%(e)
Portfolio turnover rate ........       133%        120%        113%        129%

See footnote summary on page 33


--------------------------------------------------------------------------------
32 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                 Year       Year       Year     Period
                                Ended      Ended      Ended      Ended
                             July 31,   July 31,   July 31,   July 31,
                                 2000       1999       1998       1997
                            ---------------------------------------------
          Class A               2.01%      2.33%      2.14%      2.38%
          Class B               2.75%      3.11%      2.86%      3.08%
          Class C               2.74%      3.12%      2.85%      3.08%
          Advisor Class         1.68%      2.10%      1.84%      2.04%(e)

(d)  Commencement of distribution.
(e)  Annualized.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 33

--------------------------------------------------------------------------------
REPORT OF INDEPENDEDNT AUDITORS
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Global Small Cap Fund,
Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Global Small Cap Fund, Inc., including the portfolio of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Small Cap Fund, Inc. at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
August 25, 2000


--------------------------------------------------------------------------------
34 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                                 TAX INFORMATION
--------------------------------------------------------------------------------

TAX INFORMATION
(Unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $446,991 of the capital gain distributions paid by the Fund during the fiscal year July 31, 2000 are subject to minimum tax rates of 20%.

The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended July 31, 2000 is $123,523. The foreign source income for information reporting purposes is $1,672,023.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 35

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
36 o ALLIANCE GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
                                                                ALLIANCE CAPITAL
--------------------------------------------------------------------------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/00.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 37

--------------------------------------------------------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------------------------------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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38 o ALLIANCE GLOBAL SMALL CAP FUND

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                                                              BOARD OF DIRECTORS
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BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Alden M. Stewart, Senior Vice President-Investments
Kathleen A. Corbet, Senior Vice President
Bruce Aronow, Vice President
Thomas Bardong, Vice President
Mark Breedon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal counsel

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

(1)   Member of the Audit Committee.


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                                             ALLIANCE GLOBAL SMALL CAP FUND o 39

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ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------------------------------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund Real
Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Government Opportunity Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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40 o ALLIANCE GLOBAL SMALL CAP FUND

Alliance Global Small Cap Fund                                   ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                U.S. POSTAGE
(800) 221-5672                                                        PAID
                                                                  New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

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(R) These registered service marks used under license from the owner, Alliance
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